UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2007

SILICON STORAGE TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

California	000-26944	77-0225590
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1171 Sonora Court
Sunnyvale, California		94086
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (408) 735-9110

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)              Departure of Principal Officer

On January 4, 2007, Arthur O. Whipple, our Vice President Finance & Administration, Chief Financial Officer and Secretary, submitted his resignation from Silicon Storage Technology, Inc.  Mr. Whipple will continue to serve as our Vice President Finance & Administration, Chief Financial Officer and Secretary until his departure which is currently expected to occur in February 2007.  Mr. Whipple has agreed to remain with us to assist in the release of our financial results for our year ended December 31, 2006 which is scheduled for January 24, 2007.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated  January 10, 2007

SILICON STORAGE TECHNOLOGY, INC.

By:	/s/	Bing Yeh
Bing Yeh
President and Chief Executive Officer